UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

Smurfit Westrock plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	001-42161 (Commission File Number)	98-1776979 (I.R.S. Employer Identification No.)

Beech Hill, Clonskeagh

Dublin 4, D04 N2R2

Ireland

(Address of principal executive offices, including Zip Code)

+353 1 202 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	SW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 21, 2025, Smurfit Westrock Financing Designated Activity Company (“SWF”), a designated activity company incorporated under the laws of Ireland and a wholly-owned direct subsidiary of Smurfit Westrock plc (“Smurfit Westrock”), a public limited company incorporated under the laws of Ireland, issued $800 million in aggregate principal amount of 5.185% senior notes due 2036 (the “USD Notes”) pursuant to an indenture, dated as of November 21, 2025 (the “Base Indenture”), as supplemented by an officers’ certificate dated November 21, 2025 (the “USD Officers’ Certificate”), among SWF, the USD Guarantors (as defined below) and Deutsche Bank Trust Company Americas, as trustee.

On November 24, 2025, Smurfit Kappa Treasury Unlimited Company (“SKT” and, together with SWF, the “Issuers”), a public unlimited company incorporated under the laws of Ireland and a wholly-owned indirect subsidiary of Smurfit Westrock, issued €500 million in aggregate principal amount of 3.489% senior notes due 2031 (the “EUR Notes” and, together with the USD Notes, the “Notes”) pursuant to the Base Indenture, as supplemented by an officers’ certificate dated November 24, 2025 (the “EUR Officers’ Certificate”), among SKT, the EUR Guarantors (as defined below) and Deutsche Bank Trust Company Americas, as trustee.

The Notes have been registered under the U.S. Securities Act of 1933, as amended, pursuant to a registration statement (the “Registration Statement”) on Form S-3ASR (No. 333-291446) filed with the U.S. Securities and Exchange Commission on November 12, 2025. The Notes were sold pursuant to a base prospectus, dated November 12, 2025, forming a part of the Registration Statement, and separate preliminary and final prospectus supplements with respect to the USD Notes, dated November 17, 2025, and the EUR Notes, dated November 18, 2025.

The Issuers intend to (a) use the net proceeds from the offerings of the Notes (i) to redeem the outstanding $500 million in aggregate principal amount of 3.375% senior notes due 2027 issued by WRKCo Inc. (the “WRKCo 2027 Notes”) in full at the applicable redemption price set forth in the indenture governing the WRKCo 2027 Notes, (ii) to redeem the outstanding €750 million in aggregate principal amount of 1.500% senior notes due 2027 issued by SKT (the “SKT 2027 Notes”) in full at the applicable redemption price set forth in the indenture governing the SKT 2027 Notes, and (iii) for general corporate purposes, including the repayment of other indebtedness; and (b) use an amount equivalent to the proceeds to finance or refinance a portfolio of eligible assets and expenditures in accordance with Smurfit Westrock’s Green Finance Framework, which Smurfit Westrock may, in the future, update in line with developments in the market.

On November 18, 2025, WRKCo Inc. distributed a conditional notice of redemption to the holders of the WRKCo 2027 Notes. The WRKCo 2027 Notes will be redeemed on December 4, 2025. On November 19, 2025, SKT distributed a conditional notice of redemption to the holders of the SKT 2027 Notes. The SKT 2027 Notes will be redeemed on December 2, 2025.

USD Notes

The USD Notes are guaranteed by Smurfit Westrock, SKT, Smurfit Kappa Group Limited, Smurfit Kappa Investments Limited, Smurfit Kappa Acquisitions Unlimited Company, Smurfit Kappa Treasury Funding Designated Activity Company, Smurfit International B.V., Smurfit WestRock US Holdings Corporation, WestRock Company, WRKCo Inc., WestRock MWV, LLC and WestRock RKT, LLC (collectively, the “USD Guarantors”).

Interest on the USD Notes is payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2026. The USD Notes bear interest at 5.185% per annum and will mature on January 15, 2036.

Prior to October 15, 2035, SWF may redeem the USD Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (a) 100% of the principal amount of the USD Notes to be redeemed and (b) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the USD Notes to be redeemed are scheduled to mature on October 15, 2035) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (ii) interest accrued to the date of redemption, plus, in either case, accrued and unpaid interest thereon and Additional Amounts (as defined in the Base Indenture), if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after October 15, 2035, SWF may redeem the USD Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the USD Notes being redeemed, plus accrued and unpaid interest and Additional Amounts, if any, thereon, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

EUR Notes

The EUR Notes are guaranteed by Smurfit Westrock, SWF, Smurfit Kappa Group Limited, Smurfit Kappa Investments Limited, Smurfit Kappa Acquisitions Unlimited Company, Smurfit Kappa Treasury Funding Designated Activity Company, Smurfit International B.V., Smurfit WestRock US Holdings Corporation, WestRock Company, WRKCo Inc., WestRock MWV, LLC and WestRock RKT, LLC (collectively, the “EUR Guarantors”).

Interest on the EUR Notes is payable annually in arrears on November 24 of each year, commencing on November 24, 2026. The EUR Notes bear interest at 3.489% per annum and will mature on November 24, 2031.

Prior to August 24, 2031, SKT may redeem the EUR Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (a) 100% of the principal amount of the EUR Notes to be redeemed and (b) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the EUR Notes to be redeemed are scheduled to mature on August 24, 2031) on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate (as defined in the EUR Officers’ Certificate) plus 20 basis points, less (ii) interest accrued to the date of redemption, plus, in either case, accrued and unpaid interest thereon and Additional Amounts, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after August 24, 2031, SKT may redeem the EUR Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the EUR Notes being redeemed, plus accrued and unpaid interest and Additional Amounts, if any, thereon, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The foregoing descriptions of the Notes and the terms thereof do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the USD Officers’ Certificate and the EUR Officers’ Certificate filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The form of Notes, which are included as part of the USD Officers’ Certificate and the EUR Officers’ Certificate, are filed as Exhibits 4.4 and 4.5, respectively, and incorporated herein by reference.

Opinions regarding the legality of the Notes are filed as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8 hereto and are incorporated by reference into the Registration Statement, and consents relating to the incorporation of such opinions are incorporated by reference into the Registration Statement and are filed as Exhibits 23.1, 23.2, 23.3, 23.4, 23.5, 23.6, 23.7 and 23.8 hereto by reference to their inclusion within Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8, respectively.

Item 8.01. Other Events.

The USD Notes described above were sold pursuant to an underwriting agreement, dated November 17, 2025, among SWF, the USD Guarantors and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Exhibit B thereto (the “USD Underwriting Agreement”). The EUR Notes described above were sold pursuant to an underwriting agreement, dated November 18, 2025, among SKT, the EUR Guarantors and the underwriters named in Exhibit B thereto (the “EUR Underwriting Agreement”).

The disclosure in this Item 8.01 is qualified in its entirety by reference to the USD Underwriting Agreement, filed as Exhibit 1.1 hereto, and the EUR Underwriting Agreement, filed as Exhibit 1.2 hereto, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 17, 2025, among Smurfit Westrock Financing Designated Activity Company, the USD Guarantors and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Exhibit B thereto.
1.2	Underwriting Agreement, dated November 18, 2025, among Smurfit Kappa Treasury Unlimited Company, the EUR Guarantors and the underwriters named in Exhibit B thereto.
4.1	Indenture, dated as of November 21, 2025, among Smurfit Westrock plc, Smurfit Westrock Financing Designated Activity Company, Smurfit Kappa Treasury Unlimited Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, paying agent, transfer agent and registrar.
4.2	USD Officers’ Certificate, dated November 21, 2025, signed by two Officers of Smurfit Westrock Financing Designated Activity Company and two Officers of each Guarantor.
4.3	EUR Officers’ Certificate, dated November 24, 2025, signed by two Officers of Smurfit Kappa Treasury Unlimited Company and two Officers of each Guarantor.
4.4	Form of the USD Notes (included as part of Exhibit 4.2).
4.5	Form of the EUR Notes (included as part of Exhibit 4.3).
5.1	Opinion of Hogan Lovells US LLP, U.S. counsel, as to the USD Notes.
5.2	Opinion of Hogan Lovells US LLP, U.S. counsel, as to the EUR Notes.
5.3	Opinion of William Fry LLP, Irish counsel, as to the USD Notes.
5.4	Opinion of William Fry LLP, Irish counsel, as to the EUR Notes.
5.5	Opinion of Stibbe London B.V., Dutch counsel, as to the USD Notes.
5.6	Opinion of Stibbe London B.V., Dutch counsel, as to the EUR Notes.
5.7	Opinion of Steven B. Nickerson, Vice President and Deputy General Counsel of WestRock Company, as to the USD Notes.
5.8	Opinion of Steven B. Nickerson, Vice President and Deputy General Counsel of WestRock Company, as to the EUR Notes.
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).
23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2).
23.3	Consent of William Fry LLP (included in Exhibit 5.3).
23.4	Consent of William Fry LLP (included in Exhibit 5.4).
23.5	Consent of Stibbe London B.V. (included in Exhibit 5.5).
25.6	Consent of Stibbe London B.V. (included in Exhibit 5.6).
23.7	Consent of Steven B. Nickerson (included in Exhibit 5.7).
23.8	Consent of Steven B. Nickerson (included in Exhibit 5.8).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smurfit Westrock plc

Date: November 24, 2025	By:	/s/ Ken Bowles
Ken Bowles
Executive Vice President & Group Chief Financial Officer